UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): June 30, 2021
EHEALTH, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33071	56-2357876
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2625 AUGUSTINE DRIVE, SECOND FLOOR
SANTA CLARA, CA 95054
(Address of principal executive offices)    (Zip Code)

(650) 584-2700
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	EHTH	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.
eHealth, Inc. held its annual meeting of stockholders on June 30, 2021 (the "Annual Meeting"). A total of 22,126,759 shares of common stock and 2,250,000 shares of Series A preferred stock were represented at the Annual Meeting. Each holder of our common stock was entitled to one vote for each share of common stock held by the holder as of the close of business on May 10, 2021, and the holder of 2,250,000 shares of our Series A preferred stock was entitled to 3,228,861 votes. An aggregate of 25,355,620 votes were represented at the Annual Meeting, or 86.35% of the total voting power of the shares of our capital stock entitled to vote.

Summarized below are the final voting results for each proposal submitted to a vote of the stockholders at the Annual Meeting:

Proposal 1 – Election of Directors. Our stockholders voted to elect two Class III directors (Cesar M. Soriano and Dale B. Wolf) to serve for terms of three years and until their respective successors are duly elected and qualified, subject to earlier resignation or removal, with voting results as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Cesar M. Soriano	22,959,784	74,827	2,321,009
Dale B. Wolf	22,672,768	361,843	2,321,009

Proposal 2 – Ratification of the Appointment of Independent Registered Public Accounting Firm. Our stockholders voted to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021, with voting results as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
24,963,770	378,680	13,170	—

Proposal 3 – A Vote to Approve, on an Advisory Basis, the Compensation of our Named Executive Officers. Our stockholders approved the compensation of our chief executive officer and our other Named Executive Officers named in the proxy statement for the Annual Meeting, with voting results as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
19,644,918	3,374,656	15,037	2,321,009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eHealth, Inc.
Date:	July 2, 2021	/s/ Scott Giesler
Scott Giesler SVP, General Counsel